                                  Exhibit 4.1



                      Stock Option Agreements for Certain
                       Directors, Officers and Employees




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                               STOCK OPTION NO. 3



                      COMMERCIAL BANCORP OF GEORGIA, INC.

                             STOCK OPTION AGREEMENT

         This Stock Option Agreement (the "Agreement") is made and entered into as of the 24th day of May, 1995, by and between Commercial Bancorp of Georgia, Inc. (the "Company") and Richard Sikes ("Optionee").



                                  WITNESSETH:

         WHEREAS, effective as of May 24, 1995, the Board of Directors of the Company granted to Optionee an option to purchase shares of Common Stock of the Company in accordance with the terms hereof to reward Optionee for his efforts on behalf of the Company and its subsidiaries and to encourage his continued loyalty and diligence; and

         WHEREAS, the Company and Optionee desire hereby to set forth the terms of Optionee's option in this Agreement;

         NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties acknowledge and agree as follows:

         1. Grant of Option. Effective as of the date hereof, the Company grants to Optionee a non-qualified stock option to purchase 9,000 shares of Common Stock of the Company (such 9,000 shares hereinafter are referred to as the "Optioned Shares," and the option granted herein is hereinafter referred to as the "Option").

         2. Option Price. The price per share for each of the Optioned Shares is $12.00 (the "Option Price"), which is 100% of the per share fair market value of the Optioned Shares on the date of grant. The Option is a non-qualified stock option.

         3.      Exercise of Option.

                 (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A attached hereto and made a part hereof, and shall identify the Option that is being exercised and the number of Optioned Shares for which such Option is being exercised.

                 (b) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining Optioned Shares, if less than 100 shares.

         4. Termination of Option. Notwithstanding any provisions to the contrary herein, the Option shall not be exercisable either in whole or in part after the earliest of:

                 (a)      Ten years from the date of grant;

                 (b) The date on which the Company or any subsidiary thereof gives notice to Optionee of the termination of Optionee's employment with the Company or such subsidiary if such termination is due to the discharge of Optionee for "cause." "Cause" as used herein shall mean any act or acts by Optionee involving personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule or regulation (other than traffic violations or similar offenses). Provided, however, disability because of illness or accident or any other physical or mental disability shall not constitute a basis for discharge for cause;

                 (c) The date on which Optionee resigns or otherwise voluntarily terminates his employment with the Company or any of its subsidiaries for any reason other than death or Disability (as hereinafter defined) or normal retirement approved by the Board of Directors of the Company;

                 (d) The date of expiration of the one year period that begins on the date on which Optionee ceases to be an employee of the Company or any subsidiary of the Company due to "Disability"; provided, if Optionee dies during such one year period, the terms of subsection (d) shall control. "Disability" shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Secretary in his or her sole discretion; or

                 (e) The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while employed by the Company or any subsidiary of the Company, or (ii) within the one year period that begins on the date on which Optionee ceases to be an employee of the Company or any subsidiary of the Company due to Disability.

         5. Options Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution, and any purported transfer shall be null and void. During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact) and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option.

         6. Death of Optionee and Transfer of Option. In the event of the death of Optionee while in the employ of the Company or any subsidiary of the Company or within a period of one year after the termination of his employment with the Company or any subsidiary due to Disability, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's beneficiary at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such beneficiary was the Optionee herein. Beneficiary shall mean, with respect to any Optionee, the person or persons who acquire the Option of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such person or persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (if applicable) of the deceased Optionee's estate.

         7.      Medium and Time of Payment of Option Price.

                 (a) General. The Option Price shall be payable by Optionee (or his successors in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash or shares of Common Stock of the Company, or any combination thereof.

                 (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of Common Stock of the Company, the following conditions shall apply:

                          (i)     Optionee shall deliver to the Secretary of
the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Secretary of the Company may require);

                          (ii)    Optionee must have held any shares of the
Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

                          (iii)   Such shares shall be valued on the basis of
the Fair Market Value of the Common Stock on the date of exercise. Fair Market Value of the Common Stock as of a date of determination shall mean the following:

                                  (a)  Stock Listed and Shares Traded.  If the
                          Common Stock is listed and traded on a national securities exchange as such term is defined by the Securities Exchange Act of 1934, as amended) or on The Nasdaq National Market on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or Nasdaq

                          National Market on the date of determination. If the Common Stock is traded in the over-the-counter market or the Nasdaq SmallCap Market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

                                  (b)  Stock Listed But No Shares Traded.  If
                          the Common Stock is listed on a national securities exchange or on The Nasdaq National Market but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the common Stock is regularly traded in the over-the-counter market or the Nasdaq SmallCap Market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                                  (c)      Stock Not Listed.  If the Common
                          Stock is not listed on a national securities exchange or on The Nasdaq National Market and is not regularly traded in the over-the-counter market or the Nasdaq SmallCap Market, then the Secretary shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

                          (iv)    If Optionee delivers Common Stock with a
value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in cash. If Optionee delivers Common Stock with a value that is greater than the Option Price, then the Company shall issue to Optionee a new stock certificate representing a number of shares equal to the difference between the number of shares so delivered and the number of shares having a value equal to the Option Price (together with a cash payment equal to the value of any fractional share of Common Stock otherwise required to be issued to Optionee).

In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Internal Revenue Code of 1986, as amended, and of the income tax laws of the state of Optionee's residence, and of any other applicable law.

         8. Agreement of Optionee. Optionee acknowledges and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (possibly including restrictions on resale applicable to "affiliates," as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain. All certificates representing the shares of Common Stock issued pursuant to this Agreement shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee be recognized as the owner thereof by the Company.

         9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of an Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

         10.     Adjustments Upon Changes in Capitalization.

                 (a) Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereinafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock the Secretary shall make an appropriate adjustment in the number and kind of shares as to which outstanding Option, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event; any such adjustment in any unexercised portions of the Option shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment to the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of Optioned Shares subject to any unexercised portion of the Option shall be the next lower number of shares, rounding all fractions downward.

                 (b)      Limits on Adjustments.   Any issuance by the Company
of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Optioned Shares, except as specifically provided otherwise in Section 10(a).

         11.     Notices.         All notices or other communications hereunder
shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

         If to the Company:

                 Commercial Bancorp of Georgia, Inc.
                 390 Crogan Street N.W.
                 Lawrenceville, Georgia 30246

         If Optionee:

                 Richard Sikes

                 -----------------

                 -----------------

                 -----------------

Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

         12.     Miscellaneous.

                 (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the employ of the Company or any subsidiary of the Company or to interfere in any way with the right of the Company or any subsidiary to terminate Optionee's employment at any time.

                 (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a shareholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

                 (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

                 (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

                 (e) This Agreement contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein.

                 (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

                 (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


                                  COMMERCIAL BANCORP OF GEORGIA, INC.




                                  By:
                                     -----------------------------------------

                                  Title:
                                        --------------------------------------



                                           OPTIONEE:



                                           -----------------------------------
                                           Richard Sikes

                                   EXHIBIT A

                      COMMERCIAL BANCORP OF GEORGIA, INC.

                       NOTICE OF EXERCISE OF STOCK OPTION

         This Notice of Exercise is given pursuant to the terms of the Stock Option Agreement, dated March 2, 1995, between Commercial Bancorp of Georgia, Inc. (the "Company") and the undersigned Optionee (the "Agreement"), which Agreement represents Stock Option No. 3 and which is made a part hereof and incorporated herein by reference.

         EXERCISE OF OPTION. Optionee hereby exercises his option to purchase _________________ of his Optioned Shares. Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consists of: [COMPLETE ONLY ONE]


                 [ ]      cash in the total amount of $___________________.

                 [ ]      ___________ shares of the Company's Common Stock.

                 [ ] cash in the total amount of $__________ and _________ shares of the Company's Common Stock

                 [ ]      other (specify):_____________________________________


         ACKNOWLEDGEMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

         Executed this          day of
                       --------        ------------------, ----------.


                                           OPTIONEE:


                                           ----------------------------------
                                           Signature


                                           Richard Sikes
                                           ----------------------------------
                                           Print or Type Name


         Commercial Bancorp of Georgia, Inc. hereby acknowledges receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on this ___________ day of ________________________, ________.

                                      COMMERCIAL BANCORP OF GEORGIA, INC.



                                      By:
                                         -----------------------------------

                                      Title:
                                            --------------------------------

                               STOCK OPTION NO. 7



                      COMMERCIAL BANCORP OF GEORGIA, INC.

                             STOCK OPTION AGREEMENT

         This Stock Option Agreement (the "Agreement") is made and entered into as of the 24th day of May, 1995, by and between Commercial Bancorp of Georgia, Inc. (the "Company") and Jerry Barfield ("Optionee").



                                  WITNESSETH:

         WHEREAS, effective as of May 24, 1995, the Board of Directors of the Company granted to Optionee an option to purchase shares of Common Stock of the Company in accordance with the terms hereof to reward Optionee for his efforts on behalf of the Company and its subsidiaries and to encourage his continued loyalty and diligence; and

         WHEREAS, the Company and Optionee desire hereby to set forth the terms of Optionee's option in this Agreement;

         NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties acknowledge and agree as follows:

         1. Grant of Option. Effective as of the date hereof, the Company grants to Optionee a non-qualified stock option to purchase 9,000 shares of Common Stock of the Company (such 9,000 shares hereinafter are referred to as the "Optioned Shares," and the option granted herein is hereinafter referred to as the "Option").

         2. Option Price. The price per share for each of the Optioned Shares is $12.00 (the "Option Price"), which is 100% of the per share fair market value of the Optioned Shares on the date of grant. The Option is a non-qualified stock option.

         3.      Exercise of Option.

                 (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A attached hereto and made a part hereof, and shall identify the Option that is being exercised and the number of Optioned Shares for which such Option is being exercised.

                 (b) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining Optioned Shares, if less than 100 shares.

         4. Termination of Option. Notwithstanding any provisions to the contrary herein, the Option shall not be exercisable either in whole or in part after the earliest of:

                 (a)      Ten years from the date of grant;

                 (b) The date on which the Company or any subsidiary thereof gives notice to Optionee of the termination of Optionee's employment with the Company or such subsidiary if such termination is due to the discharge of Optionee for "cause." "Cause" as used herein shall mean any act or acts by Optionee involving personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule or regulation (other than traffic violations or similar offenses). Provided, however, disability because of illness or accident or any other physical or mental disability shall not constitute a basis for discharge for cause;

                 (c) The date on which Optionee resigns or otherwise voluntarily terminates his employment with the Company or any of its subsidiaries for any reason other than death or Disability (as hereinafter defined) or normal retirement approved by the Board of Directors of the Company;

                 (d) The date of expiration of the one year period that begins on the date on which Optionee ceases to be an employee of the Company or any subsidiary of the Company due to "Disability"; provided, if Optionee dies during such one year period, the terms of subsection (d) shall control. "Disability" shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Secretary in his or her sole discretion; or

                 (e) The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while employed by the Company or any subsidiary of the Company, or (ii) within the one year period that begins on the date on which Optionee ceases to be an employee of the Company or any subsidiary of the Company due to Disability.

         5. Options Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution, and any purported transfer shall be null and void. During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact) and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option.

         6. Death of Optionee and Transfer of Option. In the event of the death of Optionee while in the employ of the Company or any subsidiary of the Company or within a period of one year after the termination of his employment with the Company or any subsidiary due to Disability, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's beneficiary at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such beneficiary was the Optionee herein. Beneficiary shall mean, with respect to any Optionee, the person or persons who acquire the Option of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such person or persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (if applicable) of the deceased Optionee's estate.

         7.      Medium and Time of Payment of Option Price.

                 (a) General. The Option Price shall be payable by Optionee (or his successors in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash or shares of Common Stock of the Company, or any combination thereof.

                 (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of Common Stock of the Company, the following conditions shall apply:

                          (i)     Optionee shall deliver to the Secretary of
the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Secretary of the Company may require);

                          (ii)    Optionee must have held any shares of the
Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

                          (iii)   Such shares shall be valued on the basis of
the Fair Market Value of the Common Stock on the date of exercise. Fair Market Value of the Common Stock as of a date of determination shall mean the following:

                                  (a)  Stock Listed and Shares Traded.  If the
                          Common Stock is listed and traded on a national securities exchange as such term is defined by the Securities Exchange Act of 1934, as amended) or on The Nasdaq National Market on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or Nasdaq

                          National Market on the date of determination. If the Common Stock is traded in the over-the-counter market or the Nasdaq SmallCap Market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

                                  (b)  Stock Listed But No Shares Traded.  If
                          the Common Stock is listed on a national securities exchange or on The Nasdaq National Market but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the common Stock is regularly traded in the over-the-counter market or the Nasdaq SmallCap Market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                                  (c)      Stock Not Listed.  If the Common
                          Stock is not listed on a national securities exchange or on The Nasdaq National Market and is not regularly traded in the over-the-counter market or the Nasdaq SmallCap Market, then the Secretary shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

                          (iv)    If Optionee delivers Common Stock with a
value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in cash. If Optionee delivers Common Stock with a value that is greater than the Option Price, then the Company shall issue to Optionee a new stock certificate representing a number of shares equal to the difference between the number of shares so delivered and the number of shares having a value equal to the Option Price (together with a cash payment equal to the value of any fractional share of Common Stock otherwise required to be issued to Optionee).

In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Internal Revenue Code of 1986, as amended, and of the income tax laws of the state of Optionee's residence, and of any other applicable law.

         8. Agreement of Optionee. Optionee acknowledges and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (possibly including restrictions on resale applicable to "affiliates," as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain. All certificates representing the shares of Common Stock issued pursuant to this Agreement shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee be recognized as the owner thereof by the Company.

         9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of an Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

         10.     Adjustments Upon Changes in Capitalization.

                 (a) Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereinafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock the Secretary shall make an appropriate adjustment in the number and kind of shares as to which outstanding Option, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event; any such adjustment in any unexercised portions of the Option shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment to the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of Optioned Shares subject to any unexercised portion of the Option shall be the next lower number of shares, rounding all fractions downward.

                 (b)      Limits on Adjustments.   Any issuance by the Company
of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Optioned Shares, except as specifically provided otherwise in Section 10(a).

         11.     Notices.         All notices or other communications hereunder
shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:


         If to the Company:

                 Commercial Bancorp of Georgia, Inc.
                 390 Crogan Street N.W.
                 Lawrenceville, Georgia 30246

         If Optionee:

                 Jerry Barfield

                 --------------------

                 --------------------

                 --------------------

Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

         12.     Miscellaneous.

                 (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the employ of the Company or any subsidiary of the Company or to interfere in any way with the right of the Company or any subsidiary to terminate Optionee's employment at any time.

                 (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a shareholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

                 (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

                 (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

                 (e) This Agreement contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein.

                 (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

                 (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


                                  COMMERCIAL BANCORP OF GEORGIA, INC.



                                  By:
                                     --------------------------------------

                                  Title:
                                        -----------------------------------



                                           OPTIONEE:




                                           --------------------------------
                                           Jerry Barfield

                               STOCK OPTION NO. 5



                      COMMERCIAL BANCORP OF GEORGIA, INC.

                             STOCK OPTION AGREEMENT

         This Stock Option Agreement (the "Agreement") is made and entered into as of the 24th day of May, 1995, by and between Commercial Bancorp of Georgia, Inc. (the "Company") and Mike Couch ("Optionee").



                                  WITNESSETH:

         WHEREAS, effective as of May 24, 1995, the Board of Directors of the Company granted to Optionee an option to purchase shares of Common Stock of the Company in accordance with the terms hereof to reward Optionee for his efforts on behalf of the Company and its subsidiaries and to encourage his continued loyalty and diligence; and

         WHEREAS, the Company and Optionee desire hereby to set forth the terms of Optionee's option in this Agreement;

         NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties acknowledge and agree as follows:

         1. Grant of Option. Effective as of the date hereof, the Company grants to Optionee a non-qualified stock option to purchase 9,000 shares of Common Stock of the Company (such 9,000 shares hereinafter are referred to as the "Optioned Shares," and the option granted herein is hereinafter referred to as the "Option").

         2. Option Price. The price per share for each of the Optioned Shares is $12.00 (the "Option Price"), which is 100% of the per share fair market value of the Optioned Shares on the date of grant. The Option is a non-qualified stock option.

         3.      Exercise of Option.

                 (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A attached hereto and made a part hereof, and shall identify the Option that is being exercised and the number of Optioned Shares for which such Option is being exercised.

                 (b) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining Optioned Shares, if less than 100 shares.

         4. Termination of Option. Notwithstanding any provisions to the contrary herein, the Option shall not be exercisable either in whole or in part after the earliest of:

                 (a)      Ten years from the date of grant;

                 (b) The date on which the Company or any subsidiary thereof gives notice to Optionee of the termination of Optionee's employment with the Company or such subsidiary if such termination is due to the discharge of Optionee for "cause." "Cause" as used herein shall mean any act or acts by Optionee involving personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule or regulation (other than traffic violations or similar offenses). Provided, however, disability because of illness or accident or any other physical or mental disability shall not constitute a basis for discharge for cause;

                 (c) The date on which Optionee resigns or otherwise voluntarily terminates his employment with the Company or any of its subsidiaries for any reason other than death or Disability (as hereinafter defined) or normal retirement approved by the Board of Directors of the Company;

                 (d) The date of expiration of the one year period that begins on the date on which Optionee ceases to be an employee of the Company or any subsidiary of the Company due to "Disability"; provided, if Optionee dies during such one year period, the terms of subsection (d) shall control. "Disability" shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Secretary in his or her sole discretion; or

                 (e) The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while employed by the Company or any subsidiary of the Company, or (ii) within the one year period that begins on the date on which Optionee ceases to be an employee of the Company or any subsidiary of the Company due to Disability.

         5. Options Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution, and any purported transfer shall be null and void. During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact) and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option.

         6. Death of Optionee and Transfer of Option. In the event of the death of Optionee while in the employ of the Company or any subsidiary of the Company or within a period of one year after the termination of his employment with the Company or any subsidiary due to Disability, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's beneficiary at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such beneficiary was the Optionee herein. Beneficiary shall mean, with respect to any Optionee, the person or persons who acquire the Option of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such person or persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (if applicable) of the deceased Optionee's estate.

         7.      Medium and Time of Payment of Option Price.

                 (a) General. The Option Price shall be payable by Optionee (or his successors in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash or shares of Common Stock of the Company, or any combination thereof.
                 (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of Common Stock of the Company, the following conditions shall apply:

                          (i)     Optionee shall deliver to the Secretary of
the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Secretary of the Company may require);

                          (ii)    Optionee must have held any shares of the
Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

                          (iii)   Such shares shall be valued on the basis of
the Fair Market Value of the Common Stock on the date of exercise. Fair Market Value of the Common Stock as of a date of determination shall mean the following:

                                  (a)  Stock Listed and Shares Traded.  If the
                          Common Stock is listed and traded on a national securities exchange as such term is defined by the Securities Exchange Act of 1934, as amended) or on The Nasdaq National Market on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or Nasdaq National Market on the date of determination. If the Common Stock is traded in the over-the-counter market or the Nasdaq SmallCap Market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

                                  (b)  Stock Listed But No Shares Traded.  If
                          the Common Stock is listed on a national securities exchange or on The Nasdaq National Market but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the common Stock is regularly traded in the over-the-counter market or the Nasdaq SmallCap Market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                                  (c)      Stock Not Listed.  If the Common
                          Stock is not listed on a national securities exchange or on The Nasdaq National Market and is not regularly traded in the over-the-counter market or the Nasdaq SmallCap Market, then the Secretary shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

                          (iv)    If Optionee delivers Common Stock with a
value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in cash. If Optionee delivers Common Stock with a value that is greater than the Option Price, then the Company shall issue to Optionee a new stock certificate representing a number of shares equal to the difference between the number of shares so delivered and the number of shares having a value equal to the Option Price (together with a cash payment equal to the value of any fractional share of Common Stock otherwise required to be issued to Optionee).

In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Internal Revenue Code of 1986, as amended, and of the income tax laws of the state of Optionee's residence, and of any other applicable law.

         8. Agreement of Optionee. Optionee acknowledges and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (possibly including restrictions on resale applicable to "affiliates," as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain. All certificates representing the shares of Common Stock issued pursuant to this Agreement shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee be recognized as the owner thereof by the Company.

         9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of an Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

         10.     Adjustments Upon Changes in Capitalization.

                 (a) Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereinafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock the Secretary shall make an appropriate adjustment in the number and kind of shares as to which outstanding Option, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event; any such adjustment in any unexercised portions of the Option shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment to the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of Optioned Shares subject to any unexercised portion of the Option shall be the next lower number of shares, rounding all fractions downward.

                 (b)      Limits on Adjustments.   Any issuance by the Company
of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Optioned Shares, except as specifically provided otherwise in Section 10(a).

         11.     Notices.         All notices or other communications hereunder
shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:


         If to the Company:

                 Commercial Bancorp of Georgia, Inc.
                 390 Crogan Street N.W.
                 Lawrenceville, Georgia 30246

         If Optionee:

                 Mike Couch

                 --------------------

                 --------------------

                 --------------------

Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

         12.     Miscellaneous.

                 (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the employ of the Company or any subsidiary of the Company or to interfere in any way with the right of the Company or any subsidiary to terminate Optionee's employment at any time.

                 (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a shareholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

                 (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

                 (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

                 (e) This Agreement contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein.

                 (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

                 (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


                                  COMMERCIAL BANCORP OF GEORGIA, INC.



                                  By:
                                     ----------------------------------------

                                  Title:
                                        -------------------------------------


                                           OPTIONEE:




                                           ---------------------------------
                                           Mick Couch

                               STOCK OPTION NO. 8



                      COMMERCIAL BANCORP OF GEORGIA, INC.

                             STOCK OPTION AGREEMENT



         This Stock Option Agreement (the "Agreement") is made and entered into as of the 2nd day of March, 1995, by and between Commercial Bancorp of Georgia, Inc. (formerly Commercial Bancorp of Gwinnett, Inc.) (the "Company") and James
J.  Clausen ("Optionee").



                                  WITNESSETH:

         WHEREAS, pursuant to an Amended and Restated Employment Agreement dated March 25, 1988 between Commercial Bancorp of Georgia, Inc. and Optionee, as amended by Amendment No. 1 thereto dated as of April 18, 1990, Commercial Bancorp of Georgia, Inc. granted to Optionee non-incentive stock options for the purchase of Common Stock of Commercial Bancorp of Georgia, Inc. to provide incentive for Optionee to devote his best efforts on behalf of Commercial Bancorp of Georgia, Inc. and encourage his continued loyalty and diligence; and

         WHEREAS, at the time Optionee's employment with Commercial Bancorp of Georgia, Inc. and its subsidiary was terminated Optionee and Commercial Bancorp of Georgia, Inc. agreed that such options would remain in full force and effect until the expiration of the applicable option period without regard to the termination of Optionee's employment;

         WHEREAS, on March 2, 1995, Commercial Bancorp of Georgia, Inc. merged with and into the Company (then known as Commercial Bancorp of Gwinnett, Inc.) (the "Merger") and the Company assumed all of the obligations of Commercial Bancorp of Georgia, Inc. with regard to outstanding stock options, as adjusted to reflect the share exchange ratio applicable to the Merger which resulted in the conversion of such date of each outstanding option for the purchase of one share of Common Stock of Commercial Bancorp of Georgia, Inc. into an option for the purchase of 1.035 shares of Common Stock of the Company and a proportionate reduction in the exercise price of the option; and

         WHEREAS, the Company and Optionee desire hereby to set forth the terms of Optionee's options following the Merger in this Agreement;

         NOW, THEREFORE, for an in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties acknowledge and agree as follows:

         1. Options Granted. The Company and Optionee acknowledge and agree that pursuant to the Merger Optionee holds nonqualified stock options for the purchase of 8,197 shares of Common Stock of the Company (the "1989 Options") and 12,420 shares of Common Stock of the Company (the "1990 Options"). The 1989 Options and the 1990 Options hereinafter are referred to collectively as the "Options," and the 20,617 shares subject to the Options hereinafter are referred to collectively as the "Optioned Shares."

         2. Option Price. The price per share for each of the 1989 Options is $9.565, and the price per share for each of the 1990 Options is $9.864 (collectively, the "Option Prices"). The Options are non-qualified Options.

         3.      Exercise of Options.

                 (a) General. The Options may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A attached hereto and made a part hereof, and shall identify the Option(s) that is (are) being exercised and the number of Optioned Shares for which such Option(s) is (are) being exercised.

                 (b) Partial Exercise. Optionee may exercise the Options for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining Optioned Shares, if less than 100 shares.

         4. Termination of Option. Notwithstanding any provisions to the contrary herein, the Options shall not be exercisable either in whole or in part after February 14, 1996 with regard to the 1989 Options and January 16, 1997 with regard to the 1990 Options.

         5. Options Non-Transferable. The Options shall not be transferable by Optionee other than by will or by the laws of descent and distribution, and any purported transfer shall be null and void. During the lifetime of Optionee, the Options shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact) and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Options.

         6. Death of Optionee and Transfer of Options. In the event of the death of Optionee, all or any of the unexercised portion of the Options owned by the deceased Optionee may be exercised by Optionee's beneficiary at any time prior to the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such beneficiary was the Optionee herein.

Beneficiary shall mean, with respect to an Optionee, the person or persons who acquire the Options of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such person or persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (if applicable) of the deceased Optionee's estate.

         7.      Medium and Time of Payment of Option Price.

                 (a) General. The Option Price shall be payable by Optionee (or his successors in accordance with Section 6 hereof) upon exercise of the related Option and shall be paid in cash or shares of Common Stock of the Company, or any combination thereof.

                 (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of Common Stock of the Company, the following conditions shall apply:

                          (i)     Optionee shall deliver to the Secretary of
the Company a certificate or certificates for share of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Secretary of the Company may require);

                          (ii)    Optionee must have held any shares of the
Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

                          (iii)   Such shares shall be valued on the basis of
the Fair Market Value of the Common Stock on the date of exercise. Fair Market Value of the Common Stock as of a date of determination shall mean the following:

                                  (a)  Stock Listed and Shares Traded.  If the
                          Common stock is listed and traded on a national securities exchange as such term is defined by the Securities Exchange Act of 1934, as amended) or on The Nasdaq National Market on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or Nasdaq National Market on the date of determination. If the Common Stock is traded in the over-the-counter market or the Nasdaq SmallCap Market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

                                  (b)  Stock Listed But No Shares Traded.  If
                          the Common Stock is listed on a national securities exchange or on The Nasdaq National Market but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the- counter market or the Nasdaq SmallCap Market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                                  (c)      Stock Not Listed.  If the Common
                          Stock is not listed on a national securities exchange or on The Nasdaq National Market and is not regularly traded in the over-the-counter market or the Nasdaq SmallCap Market, then the Secretary shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

                          (iv)    If Optionee  delivers Common Stock with a
value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in cash. If Optionee delivers Common Stock with a value that is greater than the Option Price, then the Company shall issue to Optionee a new stock certificate representing a number of shares equal to the difference between the number of shares so delivered and the number of shares having a value equal to the Option Price (together with a cash payment equal to the value of any fractional share of Common Stock otherwise required to be issued to Optionee).

In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Internal Revenue Code of 1986, as amended, and of the income tax laws of the state of Optionee's residence, and of any other applicable law.

         8. Agreement of Optionee. Optionee acknowledges and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Options (possibly including restrictions on resale applicable to "affiliates," as such term is defined in Rule 144 promulgated under the Securities Act of

1933, as amended, and restrictions on resale applicable to shares of Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain. All certificates representing the shares of Common Stock issued pursuant to this Agreement shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Company of a favorable opinion of counsel or the submission to the Company of such other evidence as may be satisfactory to the Company that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Company, nor will any transferee be recognized as the owner thereof by the Company.

         9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of an Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

         10.     Adjustments Upon Changes in Capitalization.

                 (a) Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereinafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock the Secretary shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment to the Option Prices per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of Optioned Shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

         (b)     Limits on Adjustments.            Any issuance by the Company
of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Optioned Shares, except as specifically provided otherwise in Section 10(a).

11.      Notices.         All notices or other communications hereunder shall
be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:


         If to the Company:

                 Commercial Bancorp of Georgia, Inc.
                 390 Crogan Street, N.W.
                 Lawrenceville, Georgia 30246

         If to Optoinee:

                 James J. Clausen

                 ------------------

                 ------------------

                 ------------------


Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

         12.     Miscellaneous.

                 (a) The granting of the Options and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the employ of the Company or any subsidiary of the Company.

                 (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a shareholder with respect to any shares covered by the Options until the date of issuance of a stock certificate to him for such shares.

                 (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow the Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

                 (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

                 (e) This Agreement contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein.

                 (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

                 (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement , and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


                                           COMMERCIAL BANCORP OF GEORGIA, INC.



                                           By:
                                              --------------------------------

                                           Title:
                                                 -----------------------------



                                           OPTIONEE:


                                           -----------------------------------
                                           James J. Clausen

                              EMPLOYMENT CONTRACT



         THIS AGREEMENT is made and entered into this 25th day of January, 1993, by and between Commercial Bank of Gwinnett, N.A. (the "Bank"), a federally chartered national bank and a wholly-owned subsidiary of Commercial Bancorp of Gwinnett, Inc. (the "Company"), and Susan S. Hite ("employee");

                                     . . .

                                       3.

                                  COMPENSATION

                                     . . .

         (d) Stock Options. Employee will be awarded stock options not to exceed 3,000 shares of Company's Common Stock during the term of this agreement. The options will be awarded a follows: (i) an option to purchase 500 shares of Common Stock will be awarded on the date employee commences employment under this agreement; (ii) an option to purchase 1,000 shares of Common Stock will be awarded on the first anniversary of the date employee commences employment under this agreement; and (iii) an option to purchase 1,500 shares of Common Stock will be awarded on the second anniversary of the date employee commences employment under this agreement. Each option can be exercised anytime within seven years from the date the option is granted. The price per share to be paid by employee for shares of Common Stock upon exercise of all or part of her options shall be equal to the greater of (x) the book value per share of the Common Stock as reflected in the Company's quarterly financial report for the quarter ended immediately prior to the effective date of the grant of the option or options to be exercised or (y) $10.00 per share.

                                     . . .

                      COMMERCIAL BANCORP OF GWINNETT, INC.
                             STOCK OPTION AGREEMENT



         THIS AGREEMENT is made and entered into as of this 21st day of May, 1991, by and between COMMERCIAL BANCORP OF GWINNETT, INC., a Georgia bank holding company (the "Corporation"), and Robert Craig Jarvis (the "Option Holder"), Executive Vice President of the Corporation and Commercial Bank of Gwinnett, N.A. (the "Bank"), a wholly-owned subsidiary of the Corporation.

                                  WITNESSETH:

         WHEREAS, pursuant to the Employment Contract dated May 3, 1990 by and between the Option Holder and the Corporation, as amended by the First Amendment to Employment Contract dated May 21, 1991 (the "Employment Contract, as amended, hereinafter is referred to as the "Employment Contract"), the Option Holder has agreed to serve as Executive Vice President for the Corporation and the Bank; and

         WHEREAS, the Employment Contract provides that the Corporation will award to the Option Holder during the term of the Employment Contract options to purchase up to 10,000 shares of the Corporation's $1.00 par value Common Stock (the "Common Stock");

         NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

         1. Grant of Options. Subject to the terms, restrictions, limitations and conditions stated herein and in the Employment Contract, (i) effective as of May 3, 1991, the Corporation hereby grants to Option Holder the right to purchase all or part of three thousand (3,000) shares of the Common Stock (the "First Options"), (ii) effective as of May 3, 1992, the Corporation hereby grants to Option Holder the right to purchase all or any part of an additional three thousand (3,000) shares of the Common Stock (the "Second Options"), and (iii) effective as of May 3, 1993, the Corporation hereby grants to Option Holder the right to purchase an additional four thousand (4,000) shares of the Common Stock (the "Third Options," and the First Options, the Second Options and the Third Options hereinafter are referred to collectively as the "Options"); provided, however, that the Second Options and the Third Options will not be granted if, prior to the effective date of the grant of such Options, the Employment Contract is terminated for any reason (including, without limitation, the reasons set forth in Section 2 of the Employment Contract).

         2. Term. The First Options may be exercised in whole, or from time to time in part, at any time before 5:00 p.m., Atlanta time, on May 3, 1998. The Second Options may be exercised in whole, or from time to time in part, at any time before 5:00 p.m., Atlanta time, on May 3, 1999. The Third Options may be exercised in whole, or from time to time in part, at any time before 5:00 p.m., Atlanta time, on May 3, 2000. Each such date and time is referred to herein as the "Expiration Time." Notwithstanding the foregoing provisions of this Section 2, no Option may be exercised prior to the effective date of the grant of such Option as set forth in Section 1 of this Agreement.

         3. Purchase Price. The price per share to be paid by Option Holder for the shares of Common Stock upon exercise of all or part of the Options shall be equal to the greater of (i) the book value per share of the Common Stock as reflected in the Corporation's quarterly financial report for the quarter ended immediately prior to the effective date of the grant of the Option or Options to be exercised or (ii) $10.00 per share, subject to adjustment as set forth in Section 6 hereof (such price, as adjusted, hereinafter is referred to as the "Purchase Price"). As soon as practicable following the effective dates of the grant of Options, the Corporation shall
(a) calculate the Purchase Price for the Common Stock underlying the Options,
(b) state such Purchase Price on Exhibit A hereto and (c) give written notice to the Option Holder, which notice shall state the Purchase Price.

         4. Exercise of Options. The Options may be exercised by Option Holder by delivery to the Corporation, at the address of the Corporation set forth under Section 10(a) hereof or such other address as the Corporation advises Option Holder pursuant to Section 10(a) hereof, of the following:

                 (a) Written notice of exercise specifying (i) the effective date or dates of the grant of the Options to be exercised and (ii) the number of shares of Common Stock with respect to which the Options are being exercised; and

                 (b) Cash or a cashiers or certified check payable to the Corporation for the full amount of the aggregate Purchase Price for the number of shares of Common Stock as to which the Options are being exercised.

         5.      Issuance of Shares.  Upon receipt of the items set forth in
Section 4, and subject to the terms hereof, the Corporation shall cause to be delivered to Option Holder a stock certificate or stock certificates registered in the name of the Option Holder for the number of shares of Common Stock specified in the notice of exercise. Notwithstanding the foregoing, the Corporation shall not be required to issue or deliver any certificate for shares of the Common Stock purchased upon exercise of the Options or any portion thereof prior to the fulfillment of the following conditions:

                 (a) The admission of such shares for listing on all stock exchanges on which the Common Stock is then listed;

                 (b) The completion of any registration or other qualification of such shares which the Corporation shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

                 (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body, which the Corporation shall determine to be necessary or advisable; and

                 (d) The lapse of such reasonable period of time following the exercise of the Options as the Corporation from time to time may establish for reasons of administrative convenience.

         The Corporation shall have no obligation to obtain the fulfillment of these conditions.

         6.      Antidilution, Etc.

                 (a) If prior to the Expiration Time of the Third Options, the Corporation shall subdivide its outstanding shares of Common Stock into a greater number of shares, or declare and pay a dividend on its Common Stock payable in additional shares of its Common Stock, the Purchase Price with respect to each Option shall be proportionately reduced to reflect the subdivision or dividend, and the number of shares of Common Stock subject to exercise under the Options (and not previously exercised or expired) shall be proportionately increased to reflect the subdivision or dividend.

                 (b) If prior to the Expiration Time of the Third Options, the Corporation shall combine its outstanding shares of the Common Stock into a smaller number of shares, the Purchase Price with respect to each Option shall be proportionately increased to reflect the combination, and the number of shares of Common Stock subject to exercise under the Options (and not previously exercised or expired) shall be proportionately reduced to reflect the combination.

         7. Reorganization, Reclassification, Consolidation or Merger. If prior to the Expiration Time of the Third Options, there shall be any reorganization or reclassification of the Common Stock (other than a subdivision or combination of shares provided for in Section 6 hereof), or any consolidation or merger of the Corporation with another entity, the Option Holder shall thereafter be entitled to receive, during the term hereof and upon payment of the Purchase Price, the number of shares of stock or other securities or property of the Corporation or of the successor entity (or its parent company) resulting from such consolidation or merger, as the case may be, to which a holder of the number of shares of Common Stock deliverable upon the exercise of the Options granted hereby would have been entitled upon such reorganization, reclassification, consolidation or merger; and in any case, appropriate adjustment (as determined by agreement of the Option Holder and the Board of Directors of the Corporation) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Option Holder to the end that the provisions set forth herein (including the adjustment of the Purchase Price and the number of shares issuable upon the exercise of the Options) shall thereafter be applicable, as near as may reasonably be practicable, in relation to any shares or other property thereafter deliverable upon the exercise hereof.

         8. Notice of Adjustments. Upon any adjustment of the Purchase Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of any of the Options, the Corporation, within thirty (30) days thereafter, shall give written notice thereof to the Option Holder at the address set forth under Section 10(a) hereof or such other address as Option Holder may advise the Corporation pursuant to Section 10(a) hereof, which notice shall state the Purchase Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of the Options, setting forth in reasonable detail the method of calculation of each.

         9.      Transfer and Assignment.

                 (a) Neither the Options nor any rights hereunder are assignable or transferable by Option Holder otherwise than by will or under the laws of descent and distribution, and during the Option Holder's lifetime the Options are exercisable only by Option Holder (or by Option Holder's guardian or legal representative, should one be appointed). More particularly, but without limiting the generality of the foregoing, except as may be approved otherwise by the Corporation, the Options may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of all or part of the Options contrary to the provisions hereof shall be null and void and without legal effect.

                 (b) Shares of Common Stock acquired by exercise of any Option granted hereby may not be transferred or sold unless such transfer or sale is exempt from further regulatory approval or otherwise permissible under applicable law, including state and federal securities laws.

         10.     Miscellaneous.

                 (a) All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, telegram or facsimile transmission, or, if mailed by postage prepaid first class mail, on the third business day after mailing, to the following address (or at such other address as a party may notify the other hereunder):


To the Corporation:                              To Option Holder:

Commercial Bancorp of                            Robert Craig Jarvis
  Gwinnett, Inc.                                 1157 Hutch Lane
390 Crogan Street                                Snellville, Georgia 30278
Lawrenceville, Georgia 30246

Attention:  Richard Sikes
            President

                 (b) The Corporation covenants that it has reserved and will keep available, solely for the purpose of issue upon the exercise of the Options granted hereby, a sufficient number of shares of Common Stock to permit the exercise of such Options in full.

                 (c) No holder of the Options, as such, shall be entitled to vote or receive dividends with respect to the shares of Common Stock subject thereto or be deemed to be a shareholder of the Corporation for any purpose until all or part of the Options have been exercised and such Common Stock has been issued.

                 (d) This Agreement may be amended only by an instrument in writing executed by the party against whom enforcement or amendment is sought.

                 (e) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                 (f) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be signed by its duly authorized officers and its corporate seal to be affixed hereto, and the Option Holder has executed this Agreement under seal, all as of the day and year first above written.

                                  COMMERCIAL BANCORP OF GWINNETT, INC.


[CORPORATE SEAL]

ATTEST:                           By:
                                     -----------------------------------------
                                        Richard Sikes,
                                        Chairman of the Board, President
                                        and Chief Executive Officer

- ----------------------------



                                  OPTION HOLDER




                                  ------------------------------------- (Seal)
                                  Robert Craig Jarvis